UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-21670

Eaton Vance Enhanced Equity Income Fund II
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2006

Item 1. Reports to Stockholders

Semiannual Report June 30, 2006

EATON VANCE
ENHANCED
EQUITY
INCOME
FUND II

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2006

INVESTMENT UPDATE

Walter A. Row, CFA

Lewis R. Piantedosi

Eaton Vance Management

David R. Fraley

Ronald M. Egalka

Rampart Investment

Management

The Fund

•                  For the six-month period ended June 30, 2006, Eaton Vance Enhanced Equity Income Fund II (the Fund), a diversified, closed-end investment company traded on the New York Stock Exchange under the symbol EOS, had a total return of 11.29% based on share price. This return resulted from an increase in share price from $17.86 on December 31, 2005, to $19.00 on June 30, 2006, plus the reinvestmentof $0.864 per share in distributions.

•                  Based on net asset value (NAV), the Fund had a total return of 2.17% for the same period. This return was the result of a decrease in NAV per share from $19.31 on December 31, 2005, to $18.86 on June 30, 2006, plus the reinvestment of $0.864 per share in distributions.

•                  For comparison, the Russell 1000 Growth Index, an unmanaged index commonly used to measure the performance of U.S. growth stocks, had a total return of -0.93% over the same period.(1) The Lipper Options Arbitrage/Options Strategies Funds Classication had a total return of 4.28% over the same period.(1)

Management Discussion

•                  Over the period, the broad equity market posted mixed returns. Small-cap stocks outperformed large-cap, while value stocks continued to outperform growth. Geopolitical instability and economic uncertainty led to a month-long sell-off toward the end of the period, reversing many first quarter gains.

•                  Based on both NAV and share price, the Fund outperformed its Russell 1000 Growth Index benchmark for the six months ended June 30, 2006. Positive stock selection in the technology and health care sectors proved beneficial to performance. This strong performance was notable, given that these two sectors lagged the benchmark. In technology, positive stock selection in the semiconductors and software sub-sectors contributed to performance. In health care, positive selection of providers and services, as well as equipment and supplies, led the way.

•                  Conversely, sub-par stock selection within the financial and consumer staples sectors negatively impacted overall results. In financials, the Fund’s relative underexposure and stock selection was a drag on performance. In consumer staples, the Fund had under-performing selections in food, staples retailers, and beverages.

•                  At June 30, 2006, the Fund had written call options on 48.55% of its equity holdings. Covered call option writing strategies can provide option premium income that can help mitigate losses to an equity portfolio in a downmarket.

•                  The level of option premium available from writing call options is dependent, to a large extent, on investors’ expectation of the future volatility of the underlying asset. This volatility expectation, or “implied volatility,” is the primary driving force in determining the level of option premiums. The implied volatility of equity options rose significantly in the first half of 2006, in step with an increase in perceived investment risk due to economic, interest rate andgeopolitical concerns.

•                  The high-volatility environment allowed Rampart Investment Management, the Fund’s options manager, to increase in some cases the degree to which the calls were written “out-of-the-money.” A call option is out-of-the-money when its strike price is greater than the price of the underlying security. The Fund tends to write farther out-of-the-money options after a market decline – a good time to have more upside exposure. Conversely, the Fund tends to write closer-to- the-money options after a period of market strength – a good time to be taking a more conservative position. In effect, this strategy seeks to emulate a “buy low (less hedge)/sell high (more hedge)” investment approach.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund has no current intention to utilize leverage, but may do so in the future through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)          It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2006

FUND PERFORMANCE

Performance

Average Annual Total Returns (by share price, New York Stock Exchange)

One Year	5.04%
Life of Fund (1/31/05)	8.50%

Average Annual Total Returns (at net asset value)

One Year	9.30%
Life of Fund (1/31/05)	7.93%

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund has no current intention to utilize leverage, but may do so in the future through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance as of the most recent month end, please refer to www.eatonvance.com.

Ten Largest Equity Holdings*

By total investments

General Dynamics	1.8%
Pepsico Inc.	1.5
Teradyne	1.5
Inco Ltd.	1.4
Texas Instruments	1.3
Halliburton Co.	1.3
Oracle Corp.	1.3
Checkfree Corp.	1.2
Swift Transportation	1.2
Smithfield Foods Inc.	1.2

*                 Ten Largest Holdings represented 13.7% of the Portfolio’s total investments as of June 30, 2006. Holdings are subject to change due to active management.

Common Stock Sector Allocation*

By total investments

*                 Fund information may not be representative of the Fund’s current or future investments and may change due to active management. The sector allocation and largest equity holdings are presented without the offsetting effect of the Fund’s written option positions at June 30, 2006.

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks(2) — 101.6%
Security	Shares	Value
Aerospace & Defense — 6.2%
Boeing Company	134,300	$11,000,513
General Dynamics Corp.	260,600	17,058,876
L-3 Communications Holdings, Inc.	116,000	8,748,720
Rockwell Collins, Inc.	178,900	9,995,143
United Technologies Corp.	130,100	8,250,942
		$55,054,194
Air Freight & Logistics — 0.9%
C.H. Robinson Worldwide, Inc.	153,800	$8,197,540
		$8,197,540
Auto Components — 1.2%
BorgWarner, Inc.	164,000	$10,676,400
		$10,676,400
Beverages — 1.6%
PepsiCo, Inc.	238,700	$14,331,548
		$14,331,548
Biotechnology — 1.9%
Amgen, Inc.(1)	160,000	$10,436,800
Celgene Corp.(1)	141,100	6,692,373
		$17,129,173
Capital Markets — 1.6%
Mellon Financial Corp.	200,000	$6,886,000
UBS AG	70,100	7,689,970
		$14,575,970
Commercial Banks — 0.9%
Commerce Bancorp, Inc.	235,600	$8,403,852
		$8,403,852
Commercial Services & Supplies — 1.6%
Cintas Corp.	208,600	$8,293,936
Equifax, Inc.	177,200	6,085,048
		$14,378,984

Security	Shares	Value
Communications Equipment — 4.7%
Cisco Systems, Inc.(1)	444,600	$8,683,038
Harris Corp.	124,000	5,147,240
QUALCOMM, Inc.	200,000	8,014,000
Research in Motion, Ltd.(1)	123,000	8,581,710
Tellabs, Inc.(1)	844,800	11,244,288
		$41,670,276
Computer Peripherals — 5.7%
Apple Computer, Inc.(1)	186,400	$10,647,168
EMC Corp.(1)	503,000	5,517,910
Hewlett-Packard Co.	197,300	6,250,464
NCR Corp.(1)	253,200	9,277,248
Network Appliance, Inc.(1)	310,000	10,943,000
Seagate Technology(1)	370,000	8,376,800
		$51,012,590
Consumer Finance — 0.6%
American Express Co.	106,500	$5,667,930
		$5,667,930
Diversified Consumer Services — 0.7%
ServiceMaster Co.	567,000	$5,857,110
		$5,857,110
Diversified Financial Services — 0.7%
Citigroup, Inc.	136,500	$6,584,760
		$6,584,760
Diversified Telecommunication Services — 1.0%
CenturyTel, Inc.	244,300	$9,075,745
		$9,075,745
Electrical Equipment — 0.7%
Emerson Electric Co.	80,000	$6,704,800
		$6,704,800
Electronic Equipment & Instruments — 0.8%
Agilent Technologies, Inc.(1)	227,000	$7,164,120
		$7,164,120

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Energy Equipment & Services — 4.5%
Diamond Offshore Drilling, Inc.	120,000	$10,071,600
Halliburton Co.	167,000	12,393,070
Noble Corp.	146,000	10,865,320
Schlumberger, Ltd.	110,000	7,162,100
		$40,492,090
Food & Staples Retailing — 3.3%
BJ's Wholesale Club, Inc.(1)	365,200	$10,353,420
Safeway, Inc.	385,000	10,010,000
SUPERVALUE, Inc.	300,600	9,228,420
		$29,591,840
Food Products — 4.2%
Kellogg Co.	180,200	$8,727,086
Nestle SA ADR	109,700	8,596,893
Smithfield Foods, Inc.(1)	400,800	11,555,064
Wm. Wrigley Jr. Co.	195,000	8,845,200
		$37,724,243
Health Care Equipment & Supplies — 3.5%
Baxter International, Inc.	230,800	$8,484,208
DENTSPLY International, Inc.	144,300	8,744,580
Edwards Lifesciences Corp.(1)	202,400	9,195,032
Thoratec Corp.(1)	386,200	5,356,594
		$31,780,414
Health Care Providers & Services — 5.0%
Caremark Rx, Inc.	199,000	$9,924,130
DaVita, Inc.(1)	225,500	11,207,350
Express Scripts, Inc.(1)	95,000	6,815,300
Henry Schein, Inc.(1)	159,800	7,467,454
WellPoint, Inc.(1)	126,000	9,169,020
		$44,583,254
Hotels, Restaurants & Leisure — 3.1%
Harrah's Entertainment, Inc.	142,500	$10,143,150
Marriott International, Inc., Class A	180,000	6,861,600
Starwood Hotels & Resorts Worldwide, Inc.	83,300	5,026,322
Tim Hortons, Inc.(1)	227,400	5,855,550
		$27,886,622

Security	Shares	Value
Household Products — 2.0%
Colgate-Palmolive Co.	147,800	$8,853,220
Procter & Gamble Co.	159,200	8,851,520
		$17,704,740
Industrial Conglomerates — 1.2%
Tyco International, Ltd.	375,600	$10,329,000
		$10,329,000
Insurance — 3.1%
AON Corp.	250,500	$8,722,410
PartnerRe Ltd.	142,000	9,095,100
St. Paul Travelers Companies, Inc.	215,000	9,584,700
		$27,402,210
Internet Software & Services — 1.0%
Google, Inc., Class A(1)	22,000	$9,225,260
		$9,225,260
IT Services — 2.2%
CheckFree Corp.(1)	239,900	$11,889,444
Paychex, Inc.	196,100	7,643,978
		$19,533,422
Life Sciences Tools & Services — 1.8%
Fisher Scientific International, Inc.(1)	132,900	$9,708,345
Millipore Corp.(1)	108,000	6,802,920
		$16,511,265
Machinery — 0.8%
Deere & Co.	83,000	$6,929,670
		$6,929,670
Media — 3.1%
Comcast Corp., Class A(1)	263,700	$8,633,538
NTL, Inc.	305,300	7,601,970
Time Warner, Inc.	644,400	11,148,120
		$27,383,628

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Metals & Mining — 2.5%
Alcoa, Inc.	279,700	$9,051,092
Inco Ltd.	201,400	13,272,260
		$22,323,352
Multiline Retail — 3.2%
Federated Department Stores, Inc.	290,000	$10,614,000
Nordstrom, Inc.	214,300	7,821,950
Saks, Inc.	616,500	9,968,805
		$28,404,755
Personal Products — 1.2%
Alberto-Culver Co.	213,900	$10,421,208
		$10,421,208
Pharmaceuticals — 6.4%
Abbott Laboratories	217,000	$9,463,370
Eli Lilly & Co.	174,200	9,628,034
Endo Pharmaceuticals Holdings, Inc.(1)	290,700	9,587,286
Johnson & Johnson	185,800	11,133,136
Novartis AG ADR	161,000	8,681,120
Wyeth	196,400	8,722,124
		$57,215,070
Real Estate Investment Trusts (REITs) — 0.1%
Host Hotels & Resorts, Inc.	50,996	$1,115,282
		$1,115,282
Road & Rail — 1.3%
Swift Transportation Co., Inc.(1)	373,500	$11,862,360
		$11,862,360
Semiconductors & Semiconductor Equipment — 10.6%
Analog Devices, Inc.	335,000	$10,766,900
Cypress Semiconductor Corp.(1)	601,000	8,738,540
Intersil Corp., Class A	327,600	7,616,700
Linear Technology Corp.	273,100	9,146,119
Maxim Integrated Products, Inc.	113,700	3,650,907
MEMC Electronic Materials, Inc.(1)	250,000	9,375,000
Microchip Technology, Inc.	278,800	9,353,740
Micron Technology, Inc.(1)	612,500	9,224,250
Teradyne, Inc.(1)	1,014,800	14,136,164
Texas Instruments, Inc.	417,000	12,630,930
		$94,639,250

Security	Shares	Value
Software — 1.4%
Oracle Corp.(1)	850,161	$12,318,833
		$12,318,833
Specialty Retail — 1.2%
Staples, Inc.	425,000	$10,336,000
		$10,336,000
Textiles, Apparel & Luxury Goods — 2.4%
Liz Claiborne, Inc.	291,400	$10,799,284
NIKE, Inc., Class B	134,000	10,854,000
		$21,653,284
Tobacco — 0.9%
Altria Group, Inc.	106,200	$7,798,266
		$7,798,266
Trading Companies & Distributors — 0.8%
United Rentals, Inc.(1)	220,000	$7,035,600
		$7,035,600
Total Common Stocks (identified cost $908,608,283)		$908,685,910
Short-Term Investments — 6.5%
Security	Principal Amount (000's omitted)	Value
HSBC Finance Corp., Commercial Paper, 5.29%, 7/3/06	$26,210	$26,202,297
Investors Bank and Trust Company Time Deposit, 5.30%, 7/3/06	2,000	2,000,000
Societe Generale Time Deposit, 5.281%, 7/3/06	30,000	30,000,000
Total Short-Term Investments (at amortized cost $58,202,297)		$58,202,297
Total Investments — 108.1% (identified cost $966,810,580)		$966,888,207

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Covered Call Options Written — (2.6)%
	Number of Contracts	Premiums Received	Value
Abbott Laboratories, Expires 8/19/06, Strike 42.50	1,000	$131,996	$(180,000)
Agilent Technologies, Inc., Expires 8/19/06, Strike 35.00	1,170	215,858	(52,650)
Alberto-Culver Co., Expires 9/16/06, Strike 45.00	1,080	342,349	(480,600)
Alcoa, Inc., Expires 7/22/06, Strike 30.00	2,797	439,115	(755,190)
Altria Group, Inc., Expires 9/16/06, Strike 75.00	650	191,419	(188,500)
American Express Co., Expires 7/22/06, Strike 52.50	760	107,917	(114,000)
Amgen, Inc., Expires 10/21/06, Strike 65.00	495	233,885	(217,800)
Analog Devices, Inc., Expires 9/16/06, Strike 35.00	1,680	330,950	(117,600)
AON Corp., Expires 10/1/06, Strike 35.00	1,035	209,064	(235,462)
Apple Computer, Inc., Expires 10/21/06, Strike 57.50	705	420,872	(394,800)
Baxter International, Inc., Expires 11/18/06, Strike 40.00	1,520	231,033	(129,200)
BJ's Wholesale Club, Inc., Expires 9/16/06, Strike 30.00	3,652	564,216	(310,420)
Boeing Company, Expires 8/19/06, Strike 85.00	920	284,731	(188,600)
Borgwarner, Inc., Expires 7/22/06, Strike 55.00	600	235,193	(606,000)
C.H. Robinson Worldwide, Inc., Expires 8/19/06, Strike 50.00	620	76,838	(303,800)
Caremark Rx, Inc., Expires 9/16/06, Strike 45.00	1,120	388,628	(761,600)
Celgene Corp., Expires 7/22/06, Strike 40.00	655	334,175	(497,800)
CenturyTel, Inc., Expires 10/21/06, Strike 40.00	2,443	249,673	(158,795)
CheckFree Corp., Expires 8/19/06, Strike 50.00	600	190,194	(162,000)
Cintas Corp., Expires 8/19/06, Strike 40.00	975	255,442	(141,375)
Cisco Systems, Inc., Expires 10/21/06, Strike 20.00	1,480	162,055	(170,200)
Citigroup, Inc., Expires 9/16/06, Strike 47.50	770	125,891	(154,000)
Colgate-Palmolive Co., Expires 8/19/06, Strike 60.00	720	145,435	(99,360)

	Number of Contracts	Premiums Received	Value
Comcast Corp., Class A, Expires 10/21/06, Strike 32.50	1,075	$146,056	$(236,500)
Commerce Bancorp, Inc., Expires 9/16/06, Strike 40.00	2,355	220,186	(188,400)
Cypress Semiconductor Corp., Expires 9/16/06, Strike 15.00	1,685	281,386	(101,100)
Davita, Inc., Expires 10/21/06, Strike 50.00	1,355	341,449	(433,600)
DENTSPLY International, Inc., Expires 7/22/06, Strike 55.00	760	362,509	(456,000)
Diamond Offshore Drilling, Inc., Expires 9/16/06, Strike 80.00	975	533,309	(873,600)
Edwards Lifesciences Corp., Expires 8/19/06, Strike 45.00	2,024	257,040	(339,020)
Eli Lilly & Co., Expires 10/21/06, Strike 55.00	825	92,397	(227,700)
EMC Corp., Expires 10/21/06, Strike 12.00	1,065	94,250	(37,275)
Endo Pharmaceuticals Holdings, Inc., Expires 7/22/06, Strike 30.00	1,391	425,479	(445,120)
Equifax, Inc., Expires 7/22/06, Strike 35.00	325	70,523	(15,437)
Federated Department Stores, Inc., Expires 8/19/06, Strike 37.50	1,480	223,473	(162,800)
Fisher Scientific International, Inc., Expires 9/16/06, Strike 75.00	1,329	175,743	(308,993)
General Dynamics Corp., Expires 8/19/06, Strike 65.00	1,955	326,475	(449,650)
Google, Inc., Expires 9/16/06, Strike 400.00	85	199,631	(332,350)
Halliburton Co., Expires 7/22/06, Strike 70.00	1,265	1,011,336	(670,450)
Harrah's Entertainment, Inc., Expires 11/18/06, Strike 75.00	665	317,195	(192,850)
Harris Corp., Expires 11/18/06, Strike 40.00	445	130,363	(195,800)
Henry Schein, Inc., Expires 7/22/06, Strike 45.00	555	167,842	(119,325)
Hewlett-Packard Co., Expires 8/19/06, Strike 32.50	760	172,515	(98,800)
Inco Ltd., Expires 7/22/06, Strike 55.00	700	291,891	(770,000)
Intersil Corp., Class A, Expires 10/21/06, Strike 25.00	1,565	261,347	(223,013)
Johnson & Johnson, Expires 7/22/06, Strike 60.00	845	117,874	(63,375)
Kellogg Co., Expires 9/16/06, Strike 45.00	615	165,737	(242,925)

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

	Number of Contracts	Premiums Received	Value
L-3 Communications Holdings, Inc., Expires 10/21/06, Strike 80.00	490	$132,051	$(110,250)
Linear Technology Corp., Expires 11/18/06, Strike 35.00	1,305	270,127	(195,750)
Liz Claiborne, Inc., Expires 10/21/06, Strike 40.00	2,160	231,113	(194,400)
Maxim Integrated Products, Inc., Expires 8/19/06, Strike 35.00	615	153,438	(33,825)
Mellon Financial Corp., Expires 9/16/06, Strike 37.50	1,275	146,773	(44,625)
Microchip Technology, Inc., Expires 10/21/06, Strike 35.00	2,788	409,823	(557,600)
Micron Technology, Inc., Expires 10/21/06, Strike 16.00	2,985	264,164	(268,650)
Millipore Corp., Expires 10/21/06, Strike 65.00	480	123,356	(165,600)
NCR Corp., Expires 10/21/06, Strike 40.00	2,532	236,988	(265,860)
Network Appliance, Inc., Expires 9/16/06, Strike 32.50	1,285	253,137	(578,250)
NIKE, Inc., Expires 10/21/06, Strike 85.00	570	126,536	(128,250)
Noble Corp., Expires 9/16/06, Strike 72.50	1,000	576,982	(710,000)
Nordstrom, Inc., Expires 7/22/06, Strike 35.00	700	127,396	(133,000)
Novartis AG ADR, Expires 10/21/06, Strike 55.00	800	149,595	(176,000)
NTL, Inc., Expires 12/16/06, Strike 25.00	1,145	156,860	(277,663)
Oracle Corp., Expires 12/16/06, Strike 13.00	4,560	647,500	(1,071,600)
PartnerRe Ltd., Expires 8/19/06, Strike 65.00	265	34,316	(42,400)
Paychex, Inc., Expires 9/16/06, Strike 37.50	690	148,000	(182,850)
PepsiCo, Inc., Expires 7/22/06, Strike 60.00	2,387	255,401	(214,830)
Procter & Gamble Co., Expires 10/21/06, Strike 55.00	710	193,114	(234,300)
QUALCOMM, Inc., Expires 10/21/06, Strike 42.50	550	188,094	(123,750)
Research in Motion, Ltd., Expires 9/16/06, Strike 80.00	630	439,285	(81,900)
Rockwell Collins, Inc., Expires 7/22/06, Strike 55.00	535	81,179	(82,925)
Safeway, Inc., Expires 9/16/06, Strike 25.00	1,395	135,311	(258,075)
Saks, Inc., Expires 8/19/06, Strike 16.00	2,310	305,435	(207,900)

	Number of Contracts	Premiums Received	Value
Seagate Technology, Expires 9/16/06, Strike 25.00	1,070	$328,480	$(90,950)
Smithfield Foods, Inc., Expires 7/22/06, Strike 25.00	455	137,410	(179,725)
St. Paul Travelers Companies, Inc., Expires 7/22/06, Strike 45.00	985	115,241	(64,025)
Staples, Inc., Expires 9/16/06, Strike 25.00	2,520	263,332	(252,000)
Starwood Hotels & Resorts Worldwide, Inc., Expires 11/18/06, Strike 60.00	525	250,417	(236,250)
SUPERVALU, Inc., Expires 7/22/06, Strike 30.00	3,006	205,905	(330,660)
Swift Transportation Co., Expires 7/22/06, Strike 30.00	2,355	346,174	(600,525)
Tellabs, Inc., Expires 9/16/06, Strike 15.00	5,590	656,748	(307,450)
Teradyne, Inc., Expires 10/21/06, Strike 15.00	4,625	402,917	(462,500)
Texas Instruments, Inc., Expires 7/22/06, Strike 30.00	2,070	480,225	(207,000)
Thoratic Corp., Expires 10/21/06, Strike 15.00	730	63,928	(71,175)
Tim Hortons, Inc., Expires 7/22/06, Strike 30.00	1,225	28,787	(6,125)
Time Warner, Inc., Expires 10/21/06, Strike 17.00	2,330	212,023	(237,660)
Tyco International Ltd., Expires 10/21/06, Strike 27.50	1,520	172,180	(228,000)
UBS AG, Expires 9/16/06, Strike 120.00	280	81,757	(36,400)
United Technologies Corp., Expires 8/19/06, Strike 65.00	725	144,633	(79,750)
Wellpoint, Inc., Expires 9/16/06, Strike 75.00	610	234,111	(195,200)
Wm. Wrigley Jr. Co., Expires 9/16/06, Strike 50.00	370	34,594	(11,100)
Wyeth, Expires 10/21/06, Strike 45.00	605	135,818	(130,075)
Total Call Options Written (premiums received $22,333,589)			$(23,670,658)
Other Assets, Less Liabilities — (5.5)%			$(49,036,127)
Net Assets — 100.0%			$894,181,422

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  A portion of each common stock holding has been segregated as collateral for outstanding options written.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2006

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2006

Assets
Investments, at value (identified cost, $966,810,580)	$966,888,207
Cash	30,887
Receivable for investments sold	390,700
Dividends and interest receivable	444,930
Total assets	$967,754,724
Liabilities
Payable for investments purchased	$48,987,268
Written options outstanding, at value (premiums received $22,333,589)	23,670,658
Payable to affiliate for investment advisory fees	731,634
Payable to affiliate for Trustees' fees	19,199
Accrued expenses	164,543
Total liabilities	$73,573,302
Net assets applicable to common shares	$894,181,422
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 47,405,017 shares issued and outstanding	$474,050
Additional paid-in capital	904,294,164
Undistributed net realized gains (computed on the basis of identified cost)	29,058,744
Distributions in excess of net investment income	(38,386,094)
Net unrealized depreciation (computed on the basis of identified cost)	(1,259,442)
Net assets applicable to common shares	$894,181,422
Net Asset Value Per Common Share
($894,181,422 ÷ 47,405,017 common shares issued and outstanding)	$18.86

Statement of Operations

For the Six Months Ended
June 30, 2006

Investment Income
Dividends (net of foreign taxes, $12,147)	$6,565,891
Interest	873,364
Total investment income	$7,439,255
Expenses
Investment adviser fee	$4,574,593
Custodian fee	148,246
Printing and postage	84,240
Transfer and dividend disbursing agent fees	29,381
Legal and accounting services	15,725
Miscellaneous	17,918
Total expenses	$4,870,103
Deduct — Reduction of investment adviser fee	$2,689
Total expense reductions	$2,689
Net expenses	$4,867,414
Net investment income	$2,571,841
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(1,142,468)
Written options	23,756,706
Net realized gain	$22,614,238
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(5,555,152)
Written options	55,229
Net change in unrealized appreciation (depreciation)	$(5,499,923)
Net realized and unrealized gain	$17,114,315
Net increase in net assets from operations	$19,686,156

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2006

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Period Ended December 31, 2005(1)
From operations — Net investment income (loss)	$2,571,841	$(734,132)
Net realized gain from investment transactions and written options	22,614,238	75,261,827
Net change in unrealized appreciation (depreciation) from investments and written options	(5,499,923)	4,240,481
Net increase in net assets from operations	$19,686,156	$78,768,176
Distributions to common shareholders — From net investment income	$(40,957,935)	$—
From net realized gain	—	(68,083,189)
Total distributions to common shareholders	$(40,957,935)	$(68,083,189)
Capital share transactions — Proceeds from sale of common shares(2)	$—	$900,565,000
Reinvestment of distributions to common shareholders	—	4,744,955
Offering costs	—	(641,741)
Net increase in net assets from capital share transactions	$—	$904,668,214
Net increase (decrease) in net assets	$(21,271,779)	$915,353,201
Net Assets Applicable to Common Shares
At beginning of period	$915,453,201	$100,000
At end of period	$894,181,422	$915,453,201
Distributions in excess of net investment income included in net assets applicable to common shares
At end of period	$(38,386,094)	$—

(1)  For the period from the start of business, January 31, 2005, to December 31, 2005.

(2)  Proceeds from sales of shares net of sales load paid of $42,435,000.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated
	Six Months Ended June 30, 2006		Period Ended December 31,
	(Unaudited)(1)		2005(1)(2)
Net asset value — Beginning of period	$19.310		$19.100	(3)
Income (loss) from operations
Net investment income (loss)†	$0.054		$(0.015)
Net realized and unrealized gain	0.360		1.679
Total income from operations	$0.414		$1.664
Less distributions
From net investment income	$(0.864)		$—
From net realized gains	$—		$(1.440)
Total distributions	$(0.864)		$(1.440)
Common share offering costs charged to paid-in-capital	$—		$(0.014)
Net asset value — End of period	$18.860		$19.310
Market value — End of period	$19.000		$17.860
Total Investment Return on Net Asset Value	2.17	%(4)	9.08	%(5)
Total Investment Return on Market Value	11.29	%(4)	0.89	%(5)
Ratios/Supplemental Data†
Net assets end of period (000's omitted)	$894,181		$915,453
Net expenses(6)	1.06%		1.07%
Net expenses after custodian fee reduction(6)	1.06%		1.07%
Net investment income (loss)(6)	0.56%		(0.09)%
Portfolio Turnover	59%		112%
† The operating expenses of the Fund may reflect a reduction of the investment adviser fee and a reimbursement of organization expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses(6)	1.06%		1.08%
Expenses after custodian fee reduction(6)	1.06%		1.08%
Net investment loss(6)	0.56%		(0.10)%
Net investment income (loss) per share	$0.054		$(0.018)

(1)  Computed using average common shares outstanding.

(2)  For the period from the start of business, January 31, 2005, to December 31, 2005.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $.90 per share paid by the shareholder from the $20.00 offering price.

(4)  Returns are historical and are calculated by determining the percentage change in market value or net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(6)  Annualized.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Enhanced Equity Income Fund II (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated November 8, 2004. The Fund's primary investment objective is to provide current income, with a secondary objective of capital appreciation. The Fund will pursue its investment objectives by investing primarily in a portfolio of mid- and large-capitalization common stocks, seeking to invest primarily in companies with above-average growth and financial strength. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by selling covered call options on a substantial portion of its portfolio securities. The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Fund for which valuations or market quotations are unavailable, and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable income, including any net realized capital gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

D  Written Options — Upon the writing of a call or a put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

E  Offering Costs — Costs incurred by the Fund in connection with the offering of the common shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

I  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statements of Operations.

J  Interim Financial Statements — The interim financial statements relating to June 30, 2006 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distribution to Shareholders

The Fund intends to make monthly distributions of net investment income and at least one distribution annually of all or substantially all of its net realized capital gains, if any. Shareholders may reinvest all distributions in shares of the Fund at the net asset value as of the close of business on the ex-dividend date. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount of 1.00% annually of average daily gross assets of the Fund. For the six months ended June 30, 2006, the advisory fee amounted to $4,574,593. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund's options strategy to Rampart Investment Management Company (Rampart). EVM pays Rampart a portion of the advisory fee for sub-advisory services provided to the Fund. EVM serves as administrator to the Fund, but currently receives no compensation for providing administrative services to the Fund.

The Adviser has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Fund portfolio transactions that is consideration for third-party research services. For the six months ended June 30, 2006, the Investment Adviser waived $2,689 of its advisory fee.

Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30, 2006, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organization.

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $580,234,776 and $546,425,370 respectively, for the six months ended June 30, 2006.

5  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Fund at June 30, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$966,810,580
Gross unrealized appreciation	$37,724,492
Gross unrealized depreciation	(37,646,865)
Net unrealized appreciation	$77,627

6  Common Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Fund to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

	Six Months Ended June 30, 2006 (Unaudited)	Period Ended December 31, 2005(1)
Sales	—	47,155,000
Issued to shareholders electing to receive payments of distributions in Fund shares	—	250,017
Net increase	—	47,405,017

(1)  For the period from the start of business, January 31, 2005, to December 31, 2005.

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at June 30, 2006 is included in the Portfolio of Investments.

Written call options activity for the period ended June 30, 2006 was as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	153,413	$27,803,143
Options written	285,541	54,146,605
Options terminated in closing purchase transactions	(224,747)	(40,545,556)
Options exercised	(86,695)	(18,231,132)
Options expired	(8,208)	(839,471)
Outstanding, end of period	119,304	$22,333,589

At June 30, 2006, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact of applying the various provisions of FIN 48.

Eaton Vance Enhanced Equity Income Fund II

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a

Eaton Vance Enhanced Equity Income Fund II

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Enhanced Equity Income Fund II (the "Fund"), and Eaton Vance Management (the "Adviser") and the sub-advisory agreement with Rampart Investment Management Company, Inc. (the "Sub-adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory and sub-advisory agreements for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and sub-advisory agreements of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser's and the Sub-adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in particular foreign markets or industries. The Board considered the Adviser's in-house research capabilities as well as other resources available to personnel of the Adviser. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. With respect to the Sub-adviser, the Board considered the Sub-adviser's business reputation and its options strategy and its past experience in implementing this strategy.

The Board reviewed the compliance programs of the Adviser and Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and sub-advisory agreement, respectively.

Eaton Vance Enhanced Equity Income Fund II

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the period from inception (January 2005) through September 30, 2005 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the period from inception (January 2005) through September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser's profitability in managing the Portfolio was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Enhanced Equity Income Fund II

INVESTMENT MANAGEMENT

Officers
Duncan W. Richardson
President
Thomas E. Faust Jr.
Vice President
James B. Hawkes
Vice President and Trustee
Lewis R. Piantedosi
Vice President
Walter A. Row, III
Vice President
Barbara E. Campbell
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

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Investment Adviser and Administrator of Eaton Vance Enhanced Equity Income Fund II
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Sub-Adviser of Eaton Vance Enhanced Equity Income Fund II
Rampart Investment Management Company, Inc.

One International Place

Boston, MA 02110

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 43027

Providence, RI 02940-3027

(800) 331-1710

Eaton Vance Enhanced Equity Income Fund II

The Eaton Vance Building

255 State Street

Boston, MA 02109

2426-8/06  CE-EEIF2SRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration. Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company). Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

Not required in this filing

Item 5. Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders. On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies’ guidelines when it believes the situation warrants such a deviation. The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists. If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Enhanced Equity Income Fund II

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	August 15, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	August 15, 2006

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	August 15, 2006